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                                                                    EXHIBIT 10.2

                                                                  EXECUTION COPY

                                SUPPLY AGREEMENT

                                 by and between

                       NASTECH PHARMACEUTICAL COMPANY INC.

                                       and

                                MERCK & CO., INC.

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[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF
THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                                SUPPLY AGREEMENT

      This Supply Agreement (this "AGREEMENT"), is effective as of the 24th day of September, 2004 (the "EFFECTIVE DATE"), by and between Nastech Pharmaceutical Company Inc., a company organized and existing under the laws of the State of Delaware and having its principal office at 3450 Monte Villa Parkway, Bothell, WA 98021 (hereinafter referred to as "NASTECH"), and Merck & Co., Inc., a company organized and existing under the laws of the State of New Jersey U.S.A. and having its principal office at One Merck Drive, Whitehouse Station, New Jersey, 08889-0100, U.S.A. (hereinafter referred to as "MERCK");

                                   WITNESSETH:

WHEREAS, MERCK and NASTECH have entered into an EXCLUSIVE DEVELOPMENT, COMMERCIALIZATION AND LICENSE AGREEMENT effective as of the date hereof (the "LICENSE AGREEMENT") relating to a grant of a license from NASTECH to MERCK; and

WHEREAS, as part of the LICENSE AGREEMENT, MERCK desires to purchase, and NASTECH desires to supply, MERCK's and its Related Parties' (as defined in the LICENSE AGREEMENT) requirements of PRODUCT (as hereinafter defined) in the TERRITORY (as hereinafter defined) pursuant to the terms set forth herein.

NOW, THEREFORE, in consideration of the covenants herein contained, the parties hereto agree as follows:

1.    DEFINITIONS

      References to "Articles", "Sections" and "subsections" in this AGREEMENT shall be to Articles, Sections and subsections respectively, of this AGREEMENT unless otherwise specifically provided. Capitalized terms used but not defined herein shall have the meanings set forth in the LICENSE AGREEMENT. As used in this AGREEMENT the following terms, whether used in the singular or the plural, shall have the meanings set forth in this
      Article:

1.1 The term "ACTIVE PHARMACEUTICAL INGREDIENT" or "API" shall mean PYY(3-36) as defined in the LICENSE AGREEMENT.

1.2 The term "AFFILIATE", shall mean (i) any corporation or business entity of which fifty percent (50%) or more of the securities or other ownership interests representing the equity, the voting stock or general partnership interest are owned, controlled or held, directly or indirectly, by MERCK or NASTECH; or (ii) any corporation or business entity which, directly or indirectly, owns, controls or holds fifty percent (50%) (or the maximum ownership interest permitted by law) or more of the securities or other ownership interests representing the equity, the voting stock or, if applicable, the general partnership interest, of MERCK or NASTECH; or
      (iii) any corporation or business entity

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[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF
THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

      of which fifty percent (50%) or more of the securities or other ownership interests representing the equity, the voting stock or general partnership interest are owned, controlled or held, directly or indirectly, by a corporation or business entity described in (i) or (ii).

1.3 The term "CALENDAR YEAR" means any period during the TERM commencing on January 1 and ending on December 31.

1.4 The term "cGMP" shall mean all laws and regulations, including, without limitation, the laws and regulations applicable in the United States, European Union, Canada, Australia and/or Japan, relating to the MANUFACTURE of PRODUCT, including but not limited to, the current Good Manufacturing Practices as specified in the United States Code of Federal Regulations, the EU Good Manufacturing Guidelines, Q7A Good Manufacturing Practice Guidance for Active Pharmaceutical Ingredients (also known as Annex 18 to EudraLex Volume 4, "European Commission Guide to Good Manufacturing Practice for Medicinal Products"), and any other applicable laws, guidelines and/or regulations.

1.5 The term "CONTINUED MANUFACTURE FAILURE" shall have the meaning set forth in Section 2.2(c).

1.6   The term "DELIVERY" shall have the meaning set forth in Section 4.3.

1.7 The term "DMF" shall mean a Drug Master File covering API maintained with the U.S. REGULATORY AUTHORITY or its equivalent maintained with other REGULATORY AUTHORITIES.

1.8 The term "FACILITY" shall mean, collectively, (i) NASTECH's facility located [***].

1.9 The term "FIRM ORDER" means a binding commitment in writing made by MERCK to purchase PRODUCT from NASTECH in accordance with Section 3.2.

1.10 The term "FIRST COMMERCIAL SALE" shall mean the first sale of PRODUCT for end use or consumption in the first country in the TERRITORY after all required approvals, including Marketing Authorization, have been granted by the REGULATORY AUTHORITY of such country, excluding, however, any sale or other distribution for use in a Clinical Trial.

1.11 The term [***] shall have the meaning set forth in Schedule [***] attached hereto.

1.12 The term "LICENSE AGREEMENT" shall have the meaning assigned in the recitals hereto.

1.13. The term "LONG RANGE PLAN" shall have the meaning set forth in Section
      3.3.

1.14 The term "MANUFACTURE/MANUFACTURING/MANUFACTURED" shall mean all operations involved in the receipt, incoming inspections, storage and handling of

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[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF
THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

      MATERIALS and the manufacturing, formulating, PRIMARY PACKAGING, secondary packaging (i.e., putting PRIMARY PACKAGED PRODUCT into appropriate containers/cartons), labeling, warehousing, quality control testing (including in-process, release and stability testing), release, and shipping of PRODUCT; provided that in the event MERCK elects to perform secondary packaging and labeling pursuant to Section 2.1 of this Agreement, then secondary packaging and labeling shall be excluded from the definition of "MANUFACTURE".

1.15 The term "MATERIALS" shall mean all raw materials, including without limitation, ACTIVE PHARMACEUTICAL INGREDIENT, excipients, components, containers, labels and packaging materials necessary for the MANUFACTURE of PRODUCT.

1.16  The term "MONTH" shall mean a calendar month.

1.17 The term "NASAL FORMULATIONS" shall mean the PYY (3-36) nasally administered formulations [***].

1.18 The term "NASTECH KNOW-HOW" shall have the meaning given in the License Agreement.

1.19 The term "PRIMARY PACKAGED PRODUCT" shall mean a NASAL FORMULATION contained in a primary container, and accompanied by an actuator used to administer the NASAL FORMULATION, as specified in the Primary Packaging Specifications set forth in Schedule 1.26. For the purposes of this AGREEMENT, "primary container" shall include a vial or other similar packaging which comes into contact with the NASAL FORMULATION as specified in the Primary Packaging Specifications set forth in Schedule 1.26.

1.20 The term "PRIMARY PACKAGING" shall mean the process of manufacturing PRIMARY PACKAGING PRODUCT.

1.21 The term "PRODUCT" shall mean PRIMARY PACKAGED PRODUCT in final packaged and labeled form.

1.22 The term "QUARTER" shall mean the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31.

1.23 The term "REGISTRATIONS" shall mean the technical, medical and scientific licenses, registrations, authorizations and/or approvals of the PRODUCT (including the prerequisite manufacturing approvals or authorizations, marketing authorization based upon such approvals and pricing, third party reimbursement and labeling approvals related thereto) that are required by any national, supranational (e.g., the European Commission or the Council of the European Union), regional, state or local regulatory agency, department, bureau or other governmental entity in the TERRITORY, as amended or supplemented from time to time.

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[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF
THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

1.24  The term "SAFETY STOCK" shall have the meaning set forth in Section 3.4.

1.25  The term "SECONDARY MANUFACTURER" shall have the meaning set forth in
      Section 2.3.

1.26 The term "SPECIFICATIONS" shall mean the specifications for PRODUCT set forth in Schedule 1.26 hereto, which may be amended from time to time by written agreement of NASTECH and MERCK.

1.27  The term "SUPPLY PRICE" shall have the meaning set forth in Section 4.1.

1.28  The term "TERM" shall have the meaning set forth in Section 12.1.

1.29 The term "TERRITORY" shall mean all of the countries in the world, and their territories and possessions.

1.30  The term "UNIT" shall mean a vial of PRODUCT or PRIMARY PACKAGED PRODUCT.

2.    SUPPLY OF PRODUCT

2.1 Appointment. NASTECH agrees to supply, and MERCK agrees to purchase from NASTECH, all of MERCK's and its Related Parties' requirements of PRODUCT in the TERRITORY during the TERM (except as set forth in Sections 2.2(c) and 2.3 below), subject to the terms and conditions herein. Notwithstanding the foregoing, MERCK shall have the option to perform secondary packaging and labeling for its requirements of PRODUCT in all or part of the TERRITORY, in which case NASTECH shall supply MERCK with PRIMARY PACKAGED PRODUCT for such TERRITORY. For the purposes of this AGREEMENT, all references to MERCK's requirements for PRODUCT shall include the requirements of its Related Parties. MERCK's Related Parties may purchase PRODUCT directly from NASTECH under this AGREEMENT upon notification to NASTECH of their agreement to be bound by the terms and conditions hereof; provided that any majority owned subsidiary of MERCK may do so without such notification.

2.2   Shortage of Supply.

      (a) In the event that at any time NASTECH foresees that it will be unable to MANUFACTURE in whole or in part an ordered or forecasted quantity of PRODUCT for any other reason, including Section 13.4 (Force Majeure), NASTECH shall notify MERCK of such inability as soon as possible, the reasons therefor and the date such inability is expected to end, the quantities of PRODUCT available during such period and the proposed amount of the MATERIALS and/or resources allocated to MERCK in the event such inability is caused by a shortage of MATERIALS and/or resources required for the

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[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS
DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

            MANUFACTURE of PRODUCT. Such allocation shall be no less than MERCK's pro rata share of the amount of MATERIALS and/or resources available to NASTECH, taking into consideration the respective past [***] unit sales of PRODUCT to MERCK and unit sales of other products by NASTECH to its other customers. If the shortage shall occur prior to [***], then the forecasts of MERCK, NASTECH or other customers of NASTECH for the [***] period immediately preceding the shortage shall be used in determining MERCK's pro rata share. In making any such allocation, NASTECH shall not give any priority to its own requirements or those of its AFFILIATEs or other customers.

      (b) In the event [***], NASTECH shall immediately (i) meet with MERCK to discuss, among other things, [***].

      (c) In the event [***] (a "CONTINUED MANUFACTURE FAILURE"), then MERCK shall have the right, at MERCK's sole discretion, to immediately exercise the license granted to MERCK under Section 3.1.2 of the LICENSE AGREEMENT to MANUFACTURE all or part of its requirements for PRODUCT in the TERRITORY and/or terminate this AGREEMENT, in whole or in part, in accordance with Section 12.4.

      (d) In the event of a CONTINUED MANUFACTURE FAILURE, NASTECH shall, at its own expense, (i) promptly make available to MERCK, or any third party selected by MERCK [***] necessary for MERCK or the third party selected by MERCK to assume the MANUFACTURING of PRODUCT, (ii) promptly assist MERCK [***] for the MANUFACTURE of PRODUCT by MERCK or the third party selected by MERCK, (iii) allow MERCK or the third party selected by MERCK to [***] enable MERCK to exercise its back-up manufacturing rights under this Section 2.2 (d), and (iv) at the request of MERCK, [***]. Merck's exercise of its rights under
            Section 2.2(c) and (d) hereunder shall not limit other remedies available to Merck at law or in equity, including without limitation due to Nastech's breach of its manufacturing obligations hereunder.

            In order to ensure that MERCK is able to exercise its right under Clauses (iii) and (iv) above and under Section 2.3(iii) and (iv) below, NASTECH shall [***].

      (e) Notwithstanding MERCK's election to make or have made the PRODUCT pursuant to Section 2.2 (c) above, to the extent NASTECH is able to MANUFACTURE any PRODUCT, MERCK may purchase from NASTECH PRODUCT in accordance with the terms of this AGREEMENT until such time MERCK or the third party selected by MERCK is able to MANUFACTURE PRODUCT. In such event, MERCK shall pay the SUPPLY PRICE for the quantities of PRODUCT purchased from NASTECH or its AFFILIATE. In the event MERCK elects to make or have made the PRODUCT pursuant to Section 2.2 (c) above, MERCK shall not be obligated to pay to NASTECH the SUPPLY PRICE or other amounts on the quantities of PRODUCT so manufactured by MERCK or its third party manufacturer.

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[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS
DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

2.3   Secondary Manufacturer.

      Notwithstanding anything to the contrary herein or in the LICENSE AGREEMENT, MERCK shall have the option to develop a secondary source of supply for PRODUCT, [***]. In the event MERCK exercises such option, NASTECH shall (i) immediately provide the SECONDARY MANUFACTURER [***],
      (ii) promptly assist the SECONDARY MANUFACTURER[***] for the MANUFACTURE of PRODUCT, (iii) allow the SECONDARY MANUFACTURER to [***] enable MERCK to exercise its rights under this Section 2.3, and (iv) at the request of MERCK, supply [***].

2.4   Capacity Expansion.

      (a) Upon execution of this AGREEMENT, NASTECH shall [***]. The parties hereby agree that the existing capacity of the [***] is [***] UNITS per year. In the event a LONG RANGE PLAN indicates that MERCK's requirements for UNITS will require at least [***], the parties shall meet to discuss in good faith alternatives to increase the capacity of the [***], including, without limitation, the acquisition and installation of larger and/or more efficient equipment, and NASTECH shall implement any plan mutually agreed upon by the parties. In the event a LONG RANGE PLAN indicates that MERCK's requirements for UNITS will require at least [***] (the "CAPACITY EXPANSION TRIGGER"), NASTECH shall take the necessary actions to acquire a new facility for the MANUFACTURE of PRODUCT, including, without limitation, acquiring, constructing and/or renovating the facility, purchasing, installing and validating MANUFACTURING equipment, and ensure that the new facility is in a qualified and validated state appropriate for inclusion as a MANUFACTURING site for PRODUCT as required by the applicable REGULATORY AUTHORITY (the "CAPACITY EXPANSION"), subject to the provisions set forth below:

            (i) MERCK will notify NASTECH at least [***] months prior to the anticipated CAPACITY EXPANSION TRIGGER (the "EXPANSION NOTICE") based on its LONG RANGE FORECASTS.

            (ii) Upon receipt of the EXPANSION NOTICE, NASTECH shall, in consultation with MERCK, develop plans and schedules for the CAPACITY EXPANSION, at its own costs and expense (the "EXPANSION PLAN"). NASTECH shall submit the EXPANSION PLAN to MERCK for review and approval within [***] months after its receipt of the EXPANSION NOTICE;

            (iii) MERCK shall provide NASTECH with certain financing [***]
                  subject to and documented in accordance with the terms of financing stated in Section 3.7 of the LICENSE AGREEMENT. NASTECH shall use [***], as contemplated and provided for in the plans developed pursuant to Clause (ii) above, and shall complete [***] in accordance with the timeline set forth in the EXPANSION PLAN.

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[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS
DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

            (iv) Notwithstanding anything to the contrary herein, NASTECH agrees that MERCK shall not be obligated to provide the EXPANSION LOAN to NASTECH prior to [***] unless otherwise agreed to by MERCK.

      (b) Before [***], NASTECH shall not use the expanded capacity to manufacture [***]. After [***], NASTECH shall continue to reserve sufficient capacity for the MANUFACTURE of PRODUCT, and shall give [***] to the MANUFACTURE of PRODUCT at all times.

2.5   Subcontracting.

      NASTECH may not subcontract its obligations under this AGREEMENT to a third party without MERCK's prior written consent.

2.6   Procurement of Materials.

      NASTECH shall be responsible for the procurement of all MATERIALS. Notwithstanding the foregoing, MERCK shall have the option, with prior written notice to NASTECH, [***]. In the event MERCK exercises its option set forth above, [***].

3.    FORECASTS AND ORDERS

3.1 Monthly Forecast. In order to assist NASTECH in its production planning, no later than [***] months prior to date of the anticipated FIRST COMMERCIAL SALE, MERCK will provide NASTECH with a written rolling [***] month forecast of MERCK's monthly requirements for PRODUCTS for the following [***] MONTHS. Thereafter, on or before the fifteenth (15th) calendar day of each MONTH, MERCK shall submit to NASTECH its updated forecast for the next [***] MONTHS. It is understood and agreed that estimates shall not constitute commitments to purchase PRODUCT or FIRM ORDERS.

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[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS
DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

3.2   Firm Orders.

      (a) At least [***] days prior to the beginning of each MONTH during the TERM, MERCK shall place an order (a "FIRM ORDER") for its requirements of PRODUCT for such MONTH. Each FIRM ORDER shall specify the quantity of PRODUCT ordered, the required DELIVERY date and the shipping address. For the period prior to the [***] anniversary of the FIRST COMMERCIAL SALE, each FIRM ORDER shall not be less than [***], nor more than [***] of the quantity for such MONTH, as set forth in the most recent rolling forecast for such MONTH, and for the periods thereafter, each FIRM ORDER shall not be less than [***] nor more than [***] of the quantity for such MONTH, as set forth in the most recent rolling forecast for such MONTH. If MERCK places a FIRM ORDER in excess of the maximum amount allowed for such MONTH pursuant to the foregoing sentence, NASTECH shall [***].

      (b) Should MERCK request NASTECH to supply PRODUCT in excess of MERCK's most recent estimate of its requirements, NASTECH shall [***].

      (c) MERCK may cancel or defer any FIRM ORDER [***], provided that such cancellation notice is received by NASTECH at least [***] prior to the scheduled DELIVERY date for PRODUCT. If MERCK cancels or defers a FIRM ORDER with less than the aforementioned notice NASTECH shall [***].

      (d) NASTECH shall satisfy each FIRM ORDER on or before [***]. The site(s) of MANUFACTURE shall be indicated on documents accompanying each shipment of PRODUCT.

      (e) A FIRM ORDER shall be made on such form of purchase order or document as MERCK may specify from time to time in writing; provided that the terms and conditions of this AGREEMENT shall be controlling over any terms and conditions included in any FIRM ORDER. Any term or condition of such FIRM ORDER that is different from or contrary to the terms and conditions of this AGREEMENT shall be void.

3.3 Long Range Forecast. In addition to the rolling monthly forecast, no later than [***] years prior to the anticipated date of the FIRST COMMERCIAL SALE, and thereafter, by [***] of each CALENDAR YEAR, MERCK shall provide NASTECH with a long range plan containing a non-binding estimate of annual requirements of PRODUCT for the following [***] CALENDAR YEARS (each a "LONG RANGE PLAN"). If at any time, a LONG RANGE PLAN reasonably suggests any supply issue, particularly as it relates to production capacity, the parties shall discuss how to address the potential shortage.

3.4   Safety Stock.

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[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS
DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

      (a) No later than [***] months prior to anticipated date of the FIRST COMMERCIAL SALE, NASTECH shall at its own cost and expense, at any time during the TERM, maintain an amount of inventory of PRODUCT equal to MERCK's requirements of PRODUCT for commercial sale for [***] months based on MERCK's most recently updated rolling forecast (the "SAFETY STOCK").

      (b) The SAFETY STOCK shall be maintained for the sole benefit of MERCK and shall not be subject to allocation, and shall be stored at a secure FACILITY in compliance with cGMP, separate from the FACILITY where the PRODUCT is MANUFACTURED. NASTECH shall rotate the SAFETY STOCK on a "First Expiry-First Out" basis for routine fulfillment of FIRM ORDERS. MERCK shall have the right to reduce or eliminate the SAFETY STOCK at any time by written notice to NASTECH and MERCK's obligation to purchase the SAFETY STOCK under Section 12.8 (c) of this AGREEMENT shall be reduced or eliminated.

      (c) In the event NASTECH is not able to MANUFACTURE any FIRM ORDERS for any reason, NASTECH shall draw upon the SAFETY STOCK to make up for any shortfall it is not able to MANUFACTURE. Within [***] days after the end of each QUARTER, NASTECH shall deliver a report to MERCK describing the quantities of the SAFETY STOCK remaining as of the end of such QUARTER.

4.    PRICE; PAYMENT AND TERMS OF SALE

4.1 Price. The supply price (the "SUPPLY PRICE") payable by MERCK to NASTECH for PRODUCT DELIVERED hereunder, shall be [***]. The SUPPLY PRICE shall be for the DELIVERY term set forth in Section 4.3 below.

4.2 Payment. Payment of the SUPPLY PRICE for PRODUCT DELIVERED to MERCK shall be made by MERCK in United States dollars, free and clear of any reduction, charges, fees or withholding of any nature unless acknowledged by NASTECH in writing, [***] after the date of bill of lading and shall be paid by bank wire transfer to a bank account designated in writing by NASTECH from time to time.

4.3   DELIVERY. NASTECH shall DELIVER PRODUCT purchased by MERCK FCA (INCOTERMS
      2000), site of MANUFACTURE (each a "DELIVERY").

4.4 Title and Risk of Loss. Title to the PRODUCT sold hereunder shall pass to MERCK, and NASTECH's liability as to DELIVERY thereof shall cease upon DELIVERY, whereupon MERCK shall assume all risk of loss or damage.

4.5 Terms of Sale. The terms and conditions of this AGREEMENT shall be controlling over any inconsistent terms or conditions included in any FIRM ORDER or any other sales acknowledgment or document. No provision of MERCK's purchase order forms which

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[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS
DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

      may impose different conditions than those herein referenced upon NASTECH, MERCK or their respective Affiliates shall be of any force or effect unless expressly agreed to in writing by NASTECH.

4.6 Dating. All PRODUCT shall have no less than [***] shelf life remaining on the date of its DELIVERY to MERCK in accordance with SECTION 4.4.

5.    WARRANTY AND LIMITATIONS

5.1 Nastech Warranty. NASTECH represents and warrants that all PRODUCT shall, at the time of DELIVERY, be MANUFACTURED (i) to meet the SPECIFICATIONS,
      (ii) in accordance with cGMPs, and (iii) in accordance with all applicable laws and regulations and REGULATORY AUTHORITY requirements in effect on the day of DELIVERY. Without limiting the warranty in Section 5.1, NASTECH guarantees that no PRODUCT shall, at the time of DELIVERY, be (a) adulterated or misbranded within the meaning of the U.S. Federal Food, Drug and Cosmetic Act (the "Act"), or any similar law of any other jurisdiction, or (b) an article which may not, under the provisions of the Act, or any similar law of any other jurisdiction, be introduced into interstate commerce.

5.2   Warranty Claims.

      (a) If MERCK claims that any shipment of PRODUCT did not, at the time of DELIVERY, meet the warranty specified in Section 5.1(i), MERCK shall promptly notify NASTECH. If MERCK and NASTECH are unable to agree as to whether such PRODUCT met such warranties, the parties shall cooperate to have the PRODUCT in dispute analyzed by an independent testing laboratory of recognized repute selected by MERCK and approved by NASTECH, which approval shall not be unreasonably withheld. The results of such laboratory testing shall be final and binding on the parties on the issue of compliance of the PRODUCT with such warranty. If the PRODUCT is determined to meet such warranty, then MERCK shall bear the cost of the independent laboratory testing and pay for the PRODUCT in accordance with this AGREEMENT. If the PRODUCT is determined not to have met such warranty, then NASTECH shall bear the cost of laboratory testing, and NASTECH shall, at MERCK's election, either replace the rejected PRODUCT within [***] days of the date of such determination, at no cost to MERCK, or refund to MERCK the price paid for such PRODUCT, plus any applicable delivery charge.

      (b) If MERCK claims that any shipment of PRODUCT did not meet the warranties specified in Section 5.1(ii) or (iii), MERCK shall notify NASTECH, and if MERCK and NASTECH are unable to agree as to whether or not such PRODUCT met such warranties, the dispute shall be settled in accordance with the arbitration provisions set forth in
            Section 11.1. If the PRODUCT is determined not to have met any such warranty, then NASTECH shall, at MERCK's election, either replace the rejected PRODUCT within [***] days of

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            the date of such determination, at no cost to MERCK, or refund to
            MERCK the price paid for such PRODUCT, plus any applicable delivery charge.

5.3 Disposition of Non-conforming Product. Any PRODUCT which fails to meet the warranties under Section 5.1 and which is in MERCK's control shall, at NASTECH's option, either be returned to NASTECH at NASTECH's expense, or shall be destroyed pursuant to NASTECH's instructions and with MERCK's approval, which approval shall not be unreasonably withheld, at NASTECH's expense.

6.    QUALITY

6.1 General Obligations. NASTECH shall MANUFACTURE and supply PRODUCT in accordance with the SPECIFICATIONS, in accordance with applicable laws, regulations and REGULATORY AUTHORITY requirements, including, but not limited to, all applicable drug listing regulatory requirements, consistent with cGMPs. PRODUCT supplied hereunder shall be labeled in compliance with the drug listing, and NASTECH shall notify MERCK and the appropriate REGULATORY AUTHORITY of any change to the labeling that would affect the drug listing.

6.2 Change Control. Notwithstanding anything herein to the contrary, NASTECH shall not amend, change or supplement any of the following without MERCK's prior written consent (which consent may not be unreasonably withheld or delayed with respect to clauses (C), (E), or (G)), except as may be required to comply with applicable laws and regulations and REGULATORY AUTHORITY requirements: (A) the SPECIFICATIONS; (B) the MATERIALS; (C) the source of MATERIALS; (D) the specifications for MATERIALS; (E) the equipment used in the MANUFACTURE; (F) the test methods used in connection with the MANUFACTURING of PRODUCT and MATERIALS; and (G) the process for MANUFACTURING PRODUCT or MATERIALS. Any change in any of the foregoing shall, in each case, comply with cGMPs and all applicable laws, regulations and REGULATORY AUTHORITY requirements and should be made in accordance with the CHANGE CONTROL PROCEDURE (as defined below). In the event that NASTECH needs to change any of the foregoing, NASTECH shall (i) immediately notify MERCK of such change, (ii) be responsible, at its expense, for ensuring that all ACTIVE PHARMACEUTICAL INGREDIENT and PRODUCT MANUFACTURED following such change meets the SPECIFICATIONS and
      (iii) provide MERCK with all information needed to amend the REGISTRATIONS and any other regulatory filings maintained with respect to PRODUCT. NASTECH shall continue to supply MERCK with PRODUCT approved under NASTECH's DMF, MERCK's then existing REGISTRATIONS and other regulatory filings for PRODUCT until such time as the ACTIVE PHARMACEUTICAL INGREDIENT or PRODUCT MANUFACTURED following such change is permitted under the REGISTRATIONS and other regulatory filings for ACTIVE PHARMACEUTICAL INGREDIENT and PRODUCT. If NASTECH or its supplier is responsible for regulatory filings and obtaining REGULATORY AUTHORITY

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COMMISSION.]

      approvals, NASTECH must immediately notify MERCK whether such changes have been approved or rejected.

6.3 Facility. NASTECH shall, at its own cost and expense, ensure that the FACILITIES in [***] are in a qualified and validated state appropriate for inclusion as manufacturing sites for PRODUCT as required by the applicable REGULATORY AUTHORITY at the time the first NDA is submitted by MERCK. NASTECH shall provide MERCK with access to such FACILITIES for verifying their compliance with cGMP and MERCK'S quality standards, and shall, at its own cost and expense, take any corrective action to rectify any deficiencies identified by MERCK. NASTECH shall, at its own cost and expense, maintain the qualification and validation status of the FACILITIES during the TERM.

      NASTECH shall MANUFACTURE all PRODUCT supplied hereunder at the FACILITY. MANUFACTURING of PRODUCT may not be relocated without MERCK's prior written consent. Any such relocation of the MANUFACTURING of PRODUCT shall comply with cGMPs and all applicable laws, regulations and REGULATORY AUTHORITY requirements and shall be made in accordance with the CHANGE CONTROL PROCEDURE. NASTECH shall permit one or more qualified technical specialists from MERCK, upon reasonable prior notice and during normal business hours, to conduct audits (including, but not limited to, quality, safety and environmental) of the FACILITIES or any other facility which is proposed to be used to MANUFACTURE PRODUCT. Observations and conclusions of MERCK's audits will be issued to, and promptly discussed with, NASTECH and corrective action shall be implemented by NASTECH, at NASTECH's expense, prior to filling new or outstanding FIRM ORDERS; provided, however, that MERCK may, in its sole discretion, accept PRODUCT from NASTECH prior to NASTECH's completion of the corrective action. MERCK shall have the right to review all relevant documentation pertinent to the corrective actions implemented by NASTECH.

6.4 Maintenance; Validation. NASTECH agrees, at its expense, to operate and maintain the FACILITY and all equipment used, directly or indirectly, to MANUFACTURE PRODUCT in accordance with cGMPs and all applicable laws and regulations and REGULATORY AUTHORITY requirements and to maintain said FACILITY and equipment in an acceptable state of repair and operating efficiency so as to meet the SPECIFICATIONS and comply with the NASTECH KNOW-HOW. NASTECH shall be responsible for validating the equipment (including without limitation conducting installation, operational and performance qualification), production, cleaning, packaging, process and any other appropriate steps performed at the FACILITY in accordance with the NASTECH KNOW-HOW. Validation procedures presently used by NASTECH may be used; provided, such procedures (i) are found acceptable to MERCK, (ii) meet applicable regulatory requirements, and (iii) are found acceptable by REGULATORY AUTHORITY inspectors, if applicable. If MERCK or any REGULATORY AUTHORITY finds NASTECH's validation procedures to be unacceptable, then all

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COMMISSION.]

      validation must be repeated to meet all applicable regulatory requirements and guidelines and to receive all REGULATORY AUTHORITY approvals.

6.5 Costs of Compliance. Any costs or expenses related to bringing the FACILITY or any equipment needed to MANUFACTURE PRODUCT into compliance with any applicable regulatory requirements at any time shall be borne exclusively by NASTECH.

6.6 Certificate of Analysis. NASTECH shall provide MERCK with certificates of analysis related to PRODUCT for each batch released for DELIVERY hereunder. These certificates will document that each batch received by MERCK conforms to the SPECIFICATIONS. These certificates shall include the date of MANUFACTURE and either a retest date or expiry date for PRODUCT, as appropriate. A copy of each certificate shall be included with each batch delivered to MERCK, and one copy shall be faxed at the same time to the MERCK representative specified in the QUALITY AGREEMENT. NASTECH shall also provide MERCK with REGULATORY AUTHORITY certification, for those countries in which the applicable REGULATORY AUTHORITY is in the practice of requiring any such certifications.

6.7 Quality Control Testing. NASTECH shall perform, at its quality control laboratories, such quality control tests as are indicated in the SPECIFICATIONS, in accordance with the test methods and procedures. NASTECH shall make the results of its quality control tests available to MERCK on or before the date of DELIVERY of the corresponding batches of PRODUCT. No Production batch of PRODUCT shall be released for DELIVERY unless NASTECH's tests show the PRODUCT to meet the standards set forth in the SPECIFICATIONS. Should any production batch fail to meet the standards set forth in the SPECIFICATIONS, MERCK may, at its option, investigate the cause of such failure or require NASTECH to do so and to provide MERCK with a written report summarizing the results of NASTECH's investigations. MERCK shall perform such confirmatory testing of PRODUCT released for DELIVERY to MERCK as MERCK may deem appropriate, which may include, but is not limited to, the recommended procedures set forth in the SPECIFICATIONS. MERCK shall advise NASTECH of any failure of such PRODUCT to meet the standards set forth in the SPECIFICATIONS without undue delay.

6.8 PRODUCT Release. MERCK is responsible for final release of each lot of PRODUCT for sale within the TERRITORY in accordance with MERCK's standard practices. NASTECH is responsible for providing a copy of those MANUFACTURING records, as specified in the QUALITY AGREEMENT, for each lot of PRODUCT MANUFACTURED in support of MERCK's responsibility for final release decision.

6.9 Reference Samples. NASTECH shall supply MERCK, upon request, with reasonable quantities of reference standards relating to PRODUCT, at the [***] of NASTECH, in order to facilitate MERCK's confirmatory testing.

6.10 Retention of Samples. NASTECH, at its own expense, is responsible for retaining representative samples of each lot of PRODUCT MANUFACTURED. The quantity of retention samples shall be [***] the amount of PRODUCT required to perform quality

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COMMISSION.]

      control release testing. Such amounts shall be stored and retained for [***] following completion of MANUFACTURE. Retained samples of PRODUCT shall be visually examined at least annually. NASTECH shall promptly notify MERCK of any observed abnormality.

6.11 Stability Testing. NASTECH shall, at its own expense, perform an on-going program of annual stability testing, in accordance with a protocol approved by MERCK, on samples from [***] for each packaging type. Such stability testing shall be stability indicating. In the event that NASTECH detects any instability and/or degradant in excess of [***] in connection with such testing, NASTECH shall notify MERCK. NASTECH shall specifically incorporate such additional testing and controls (e.g., storage condition changes) as MERCK may specify with respect to such instability and/or degradant. In addition, NASTECH shall place one batch of PRODUCT on stability following the implementation of any change described in Section
      6.2. Furthermore, any batch MANUFACTURED with one or more significant deviations should be assessed for possible inclusion in stability studies.

6.12 Annual Review. NASTECH agrees to implement and perform, at its own expense, an Annual Review Program for PRODUCT including, but not limited to, a review of production related and quality control testing related atypical investigations.

6.13 Cross Contamination. NASTECH hereby declares that as of the date of execution of this AGREEMENT it is not producing, packaging, labeling, warehousing, quality control testing (including in-process, release and stability testing), releasing or shipping any chemical entity classified as penicillins or other beta-lactam antibiotics such as cephalosporins or carbapenems, steroids, hormones, alkaloids, controlled substances, LIVE AGENTS, cytotoxic drug substances, pesticides, herbicides, fungicides, or other toxic non-drug substances in the FACILITY. The term "LIVE AGENT" means a product containing a living organism that causes infectious disease, including, but not limited to, viruses, bacteria, rickettsia, fungi, and protozoa. In the event that NASTECH intends, during the course of this AGREEMENT, to produce, package, label, warehouse, quality control test (including in-process, release and stability testing), release or ship any chemical entity belonging to the classes of products listed above, NASTECH shall promptly notify MERCK in writing of its intention to do so in order to allow MERCK to consider any potential questions of cross-contamination or regulatory requirements. In the event MERCK identifies a potential problem of cross-contamination or regulatory requirements that would prohibit the activity, the parties will meet to resolve the problem. Notwithstanding the foregoing, NASTECH shall not manufacture, formulate or package products in the FACILITY that MERCK considers to present cross-contamination problems for PRODUCT.

6.14 Quality Agreement. As soon as practicable after the EFFECTIVE DATE but in no event more than [***] thereafter, the Parties shall negotiate and execute a supplemental Quality Agreement (the "QUALITY AGREEMENT"), consistent with the terms of this AGREEMENT, which shall provide for each Party's respective compliance responsibilities associated with the MANUFACTURE of PRODUCT, including but not

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      limited to a mutually agreeable change control request and approval procedure (the "CHANGE CONTROL PROCEDURE").

7.    RECORDS RETENTION

7.1 All MANUFACTURING records shall be retained by NASTECH for a period of not less than [***] from the date of MANUFACTURE of each batch of PRODUCT to which said records pertain. NASTECH shall provide MERCK with complete and accurate copies of the appropriate documents for each production batch, upon MERCK's request. NASTECH shall retain all records related to the MANUFACTURING of validation batches for [***] past the effective date of termination of this AGREEMENT. Thereafter, NASTECH shall notify MERCK of any intention to destroy such records and shall afford MERCK the opportunity to obtain such records.

8.    REGULATORY MATTERS

8.1   Recalls.

      (a) In the event that PRODUCT is recalled or withdrawn, NASTECH shall fully cooperate with MERCK in connection with such recall or withdrawal. If such recall or withdrawal is caused by breach of any of the warranties set forth in Section 5.1, NASTECH shall reimburse MERCK for [***].

      (b) NASTECH agrees to abide by all decisions of MERCK to recall or withdraw PRODUCT.

8.2 NASTECH shall [***] notify MERCK of any information of which it is aware concerning PRODUCT supplied to MERCK which may affect the safety or efficacy claims or the continued marketing of the PRODUCT. Any such notification will include all related information in detail. Upon receipt of any such information, NASTECH shall consult with MERCK in an effort to arrive at a mutually acceptable procedure for taking appropriate action; provided, however, that nothing contained herein shall be construed as restricting the right of either party to make a timely report of such matter to any REGULATORY AUTHORITY or take other action that it deems to be appropriate or required by applicable law or regulation. Each party will notify the other immediately of any health hazards with respect to PRODUCT which may impact employees involved in the MANUFACTURE of PRODUCT.

8.3 Regulatory Authority Inspection. NASTECH hereby agrees to advise MERCK [***] of any proposed or unannounced visit or inspection by any governmental authority, including, without limitation, any REGULATORY AUTHORITY or any environmental regulatory authority and agrees to inform Merck if such visit or inspection is related to the PRODUCT or its MANUFACTURE. NASTECH agrees, if such visit or inspection is related to the PRODUCT or its MANUFACTURE, to permit one or more qualified

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COMMISSION.]

      representative(s) of MERCK to be present if requested by MERCK. If MERCK is not present during such a visit or inspection, and such visit or inspection is related to the PRODUCT or its MANUFACTURE, NASTECH shall promptly provide a summary report of the results of the inspection to MERCK in English. NASTECH shall [***] furnish MERCK English summaries of all reports, documents or correspondence with respect to any REGULATORY AUTHORITY requests or inspections of the FACILITY if such reports, documents or correspondence are related to the PRODUCT or its MANUFACTURE, as well as a copy of each such report, document or correspondence in English. The Parties will cooperate in the development and review of responses that are required by any REGULATORY AGENCY and relating to the MANUFACTURE of PRODUCT prior to submission to the regulatory agency. Nothing contained within this article shall restrict the right of either Party to make a timely report of such matter to any REGULATORY AGENCY or take other action that it deems to be appropriate or required by APPLICABLE LAW. NASTECH shall without delay notify MERCK of any REGULATORY AGENCY request for samples of PRODUCT or PRODUCT MANUFACTURING batch records and will not provide such material until such notification is made to MERCK.

8.4 Complaints and Adverse Events. NASTECH hereby agrees to advise MERCK [***] of any information it receives relating to the safety, efficacy or potency of the PRODUCT. NASTECH will assist MERCK in investigating and resolving all complaints and adverse events related to the MANUFACTURING of the PRODUCT. MERCK will be responsible for communicating to any REGULATORY AGENCIES regarding PRODUCT complaints or adverse events. NASTECH will take any corrective actions agreed to by the parties to avoid future occurrences of PRODUCT complaints or adverse events.

9.    INDEMNITY

9.1 Indemnification by Nastech. NASTECH shall defend, indemnify and hold MERCK, its AFFILIATES and their respective directors, officers, employees and agents, and their respective successors and permitted assigns, harmless from any and all claims, actions, causes of action, liabilities, losses, damages, costs or expenses, including reasonable attorney's fees, which arise out of or relate to (i) the failure of PRODUCT provided by NASTECH hereunder to meet the warranties set forth in Section 5.1; (ii) a breach by NASTECH of any of its representations, warranties, covenants, agreements or obligations under this AGREEMENT; or (iii) the negligence, recklessness or willful misconduct of NASTECH in supply of PRODUCT hereunder or in the performance of its other obligations under this AGREEMENT.

9.2 Indemnification by Merck. MERCK shall defend, indemnify and hold NASTECH, its AFFILIATES, and their respective directors, officers, employees and agents, and their respective successors and permitted assigns, harmless from any and all claims, actions, causes of action, liabilities, losses, damages, costs or expenses, including reasonable attorneys' fees, which arise out of or relate to (i) a breach by MERCK of any of its representations, warranties, covenants, agreements or obligations under this

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COMMISSION.]

      AGREEMENT; or (ii) the negligence, recklessness or willful misconduct of MERCK in the performance of its obligations under this AGREEMENT.

9.3 Notification of Claims. Each party agrees to give the other (i) prompt written notice of any claims made for which the other might be liable under the foregoing indemnification and (ii) the opportunity to defend, negotiate, and settle such claims. The party seeking indemnification under this AGREEMENT shall provide the other party with all information in its possession, all authority, and all assistance reasonably necessary to enable the indemnifying party to carry on the defense of such suit; provided, however, that each party shall have the right to retain counsel to defend itself in such suit. Neither party shall be responsible or bound by any settlement made without its prior written consent.

10.   CONFIDENTIALITY AND PUBLIC ANNOUNCEMENTS

10.1 Nondisclosure Obligation. All Information disclosed by one Party to the other Party hereunder shall be maintained in confidence by the receiving Party and shall not be disclosed to non-Party or used for any purpose except as set forth herein without the prior written consent of the disclosing Party, except to the extent that such Information:

      (a) is known by receiving Party at the time of its receipt, and not through a prior disclosure by the disclosing Party, as documented by the receiving Party's business records;

      (b) is in the public domain by use and/or publication before its receipt from the disclosing Party, or thereafter enters the public domain through no fault of the receiving Party;

      (c) is subsequently disclosed to the receiving Party by a Third Party who may lawfully do so and is not under an obligation of confidentiality to the disclosing Party;

      (d) is developed by the receiving Party independently of Information received from the disclosing Party, as documented by the receiving Party's business records;

      (e) is disclosed to governmental or other regulatory agencies in order to obtain patents or to gain or maintain approval to conduct clinical trials or to market Product, but such disclosure may be only to the extent reasonably necessary to obtain patents or authorizations; or

      (f) is deemed necessary by Merck to be disclosed to Related Parties, agents, consultants, and/or other Third Parties for any and all purposes Merck and its Affiliates deem necessary or advisable in the ordinary course of business in accordance with this Agreement on the condition that such Third Parties agree to be bound by confidentiality and non-use obligations that are substantially no less

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            stringent than those confidentiality and non-uses provisions contained in this Agreement; provided the term of confidentiality for such Third Parties shall be no less than [***] years.

      Any combination of features or disclosures shall not be deemed to fall within the foregoing exclusions merely because individual features are published or available to the general public or in the rightful possession of the receiving Party unless the combination itself and principle of operation are published or available to the general public or in the rightful possession of the receiving Party.

      If a Party is required by judicial or administrative process to disclose Information that is subject to the non-disclosure provisions of this
      Section 10.1, such Party shall promptly inform the other Party of the disclosure that is being sought in order to provide the other Party an opportunity to challenge or limit the disclosure obligations. Information that is disclosed by judicial or administrative process shall remain otherwise subject to the confidentiality and non-use provisions of this
      Section 10.1 and Section 10.1, and the Party disclosing Information pursuant to law or court order shall take all steps reasonably necessary, including without limitation obtaining an order of confidentiality, to ensure the continued confidential treatment of such Information.

10.2 Publicity/Use of Names. No disclosure of the existence of, or the terms of, this AGREEMENT may be made by either Party, and no party shall use the name, trademark, trade name or logo of the other Party or its employees in any publicity, news release or disclosure relating to this AGREEMENT or its subject matter, without the prior express written permission of the other Party, except as may be required by law. The parties acknowledge and agree that, upon and following the Effective Date, one or both of the Parties intends to issue a press release announcing the execution of this Agreement. The Parties agree to consult with each other reasonably and in good faith with respect to the text and timing of such press releases prior to the issuance thereof; provided, however, that neither Party shall issue any such press releases without the other Party's consent, which may not be unreasonably withheld. Either Party may issue such press releases or otherwise make such public statements or disclosures (such as in annual reports to stockholders or filings with the Securities and Exchange Commission) as it determines, based on advice of counsel, are reasonably necessary to comply with applicable laws and regulations; provided, however, that a Party shall not issue any such press releases or make such statements or disclosures without the other Party's prior review and comment. In addition, following any initial press release(s) announcing this Agreement or other public disclosure approved by both Parties, either Party shall be free to disclose, without the other Party's prior written consent, the existence of this Agreement, the identity of the other Party and those terms of the Agreement which have already been publicly disclosed in accordance herewith.

11.   ARBITRATION/GOVERNING LAW

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COMMISSION.]

11.1 Governing Law; Disputes. This AGREEMENT shall be interpreted by and construed according to the substantive laws of the State of New Jersey, USA, without reference to any rules of conflict of laws or renvoi. The U.N. Convention on International Sales of Goods shall not apply. In the event of any controversy or claim arising out of or relating to this AGREEMENT or breach thereof, the dispute resolution and arbitration provisions of Section 9.7 of the LICENSE AGREEMENT shall apply.

11.2 Remedies Cumulative. No remedy referred to in this AGREEMENT is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to in this AGREEMENT or otherwise available at law or in equity.

12    TERM AND TERMINATION

12.1 Term. This AGREEMENT shall be effective as of the EFFECTIVE DATE and shall continue in effect, unless earlier terminated as provided in this Article 12 (the "TERM") until [***].

12.2 Mutual Agreement. This AGREEMENT may be terminated by written agreement of the parties.

12.3 Termination by Either Party. This AGREEMENT may be terminated with written notice by either party to the other at any time during the term of this
      AGREEMENT:

      (a) if the other party is in breach of its material obligations hereunder (except by a Force Majeure cause pursuant to Section 13.4) and has not cured such breach within [***] after written notice requesting cure of the breach has been given; provided, however, in the event of a good faith dispute with respect to the existence of a material breach, the [***] cure period shall be tolled until such time as the dispute is resolved pursuant to Section 11.1 or,

      (b) upon the filing or institution of bankruptcy, reorganization, liquidation or receivership proceedings by the other party or upon an assignment of a substantial portion of the assets for the benefit of creditors by the other party; provided, however, in the case of any involuntary bankruptcy proceeding such right to terminate shall only become effective if the party consents to the involuntary bankruptcy or such proceeding is not dismissed within [***] of the filing thereof.

12.4 Termination by MERCK. This AGREEMENT may be terminated by MERCK at its sole discretion, in whole or in part, upon the occurrence of the following events:

      (a) MERCK exercises its rights to MANUFACTURE pursuant to Section 2.2(c) of this AGREEMENT upon the occurrence of a CONTINUED FAILURE TO MANUFACTURE;

      (b)   MERCK exercises its rights [***]; or

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COMMISSION.]

      (c) Total [***] exceed [***] in any QUARTER, MERCK shall have the right to terminate this AGREEMENT and be relieved of its obligations to purchase its requirements for PRODUCT hereunder with respect to the affected market; or

      (d) This AGREEMENT is terminated pursuant to Section 12.4 (c) above with respect to both the United States and European Union, in which case MERCK shall have the right to terminate this AGREEMENT with respect to the remainder of the TERRITORY.

12.5 Termination of License Agreement. This AGREEMENT shall automatically terminate in the event the LICENSE AGREEMENT is terminated for any reason.

12.6 Payment of Outstanding Debts. Upon expiration or termination of this AGREEMENT for whatever reason, either party shall settle all outstanding invoices or monies owed to the other party or its AFFILIATES pursuant to their stated terms; provided however, that in the event the termination is the result of a breach by a party, all amounts owed to the other party shall become immediately due and payable.

12.7 Return of Information. Unless otherwise permitted under this AGREEMENT or the LICENSE AGREEMENT, within [***] days subsequent to the expiration or termination of this AGREEMENT, either party shall return to the other party all Information received from the other party, including all copies thereof, and forward to the other party all documents or materials created from such Information; provided, however, that each party shall have the right to retain one copy of Information in its confidential files to the extent retention of such Information is required by applicable laws and regulations.

12.8  Disposition of Inventory, Safety Stock; Firm Orders.

      (a) In the event this AGREEMENT expires, is terminated by MERCK pursuant to Section 12.3 or 12.4, is terminated by reason of the termination of the LICENSE AGREEMENT by MERCK in accordance with Section 8.3.1 of the LICENSE AGREEMENT, or is terminated by mutual agreement of the parties pursuant to Section 12.2 above, MERCK, its AFFILIATES, distributors and licensees shall have the right to continue to sell all PRODUCT remaining in their possession at the time of expiration or termination, in accordance with the terms of the LICENSE AGREEMENT. In addition, MERCK may, in its sole discretion, cancel any outstanding FIRM ORDERS which have not been DELIVERED to MERCK, or request NASTECH to MANUFACTURE and DELIVER such FIRM ORDERS in accordance with the terms of this AGREEMENT.

      (b) Upon the termination of this AGREEMENT for any other reason, NASTECH shall have the right but not the obligation to purchase all PRODUCT remaining in MERCK or its AFFILIATES' possession at the time of termination which NASTECH determines to be in merchantable condition, at the SUPPLY PRICE at

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DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN
ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

              which such PRODUCT was originally sold to MERCK or its AFFILIATES. Any PRODUCT not purchased by NASTECH shall be destroyed by MERCK.

       (c) In the event this AGREEMENT is terminated for the reasons set forth in the first sentence of Section 12.8(a), MERCK shall have the right, but not the obligation to purchase the SAFETY STOCK. In the event this AGREEMENT expires or is terminated for any other reason, MERCK shall purchase the SAFETY STOCK remaining as of the date of expiration or termination of this AGREEMENT at the SUPPLY PRICE.

12.9   License of Nastech Know-How.

       (a) In the event the TERM of this AGREEMENT expires and is not extended by MERCK pursuant to Section 12.1 above, NASTECH shall grant to MERCK a non-exclusive, royalty-free license to utilize the NASTECH KNOW-HOW to the extent necessary for MERCK to make or have made PRODUCT, and shall provide MERCK or a third party contract manufacturer designated by MERCK with the necessary technical assistance in utilizing the NASTECH KNOW-HOW to MANUFACTURE PRODUCT.

       (b) NASTECH agrees that MERCK may MANUFACTURE or have MANUFACTURED PRODUCT under the license granted under Section 12.9 above no sooner than [***] for the purpose of enabling MERCK or its designee to obtain the necessary REGULATORY AUTHORITY approval for its MANUFACTURE of PRODUCT after the expiration of this AGREEMENT.

12.10 Surviving Clause. Expiration or termination of this Agreement shall not relieve the Parties of any obligation accruing prior to such expiration or termination. Any expiration or termination of this Agreement shall be without prejudice to the rights of either Party against the other accrued or accruing under this Agreement prior to expiration or termination. Sections 5, 6.10, 6.11, 7, 8.1, 8.2, 8.4, 9.1 9.2, 9.3, 10.1, 10.2, 11.1,
       11.2, 12, 13 and the definitions relating to the foregoing, shall survive expiration or termination of this AGREEMENT; provided that Section 10.1 (confidentiality) shall survive the expiration or termination of this AGREEMENT for [***] years thereafter.

13.    MISCELLANEOUS PROVISIONS

13.1 Binding Effect; Assignment. This AGREEMENT shall inure to the benefit of and be binding upon each of the parties hereto and their respective successors and permitted assigns. Neither party may assign, transfer or otherwise dispose of this AGREEMENT or any obligation with respect thereto, to any party without the prior written consent of the other party, except that MERCK may assign or transfer this AGREEMENT or any part thereof to an AFFILIATE without such consent.

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DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN
ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

13.2 Cooperation. Each party agrees to execute such further papers, agreements, documents, instruments and the like as may be necessary or desirable to effect the purpose of this AGREEMENT and to carry out its provisions.

13.3 Entire Agreement. This AGREEMENT, together with the LICENSE AGREEMENT contain the entire agreement between the parties with respect of the subject matter hereof and supersedes and cancels all previous agreements, negotiations, commitments and writings in respect of the subject matter hereof and may not be changed or modified in any manner, or released, discharged, abandoned, or otherwise terminated unless in writing and signed by the duly authorized officers and representatives of the parties.

13.4  Force Majeure.

      (a) Neither party shall be liable for the failure or delay in performing any obligation under this AGREEMENT (except for the payment of money) affecting MERCK, NASTECH, its AFFILIATE or any THIRD PARTY MANUFACTURER nor shall any party have the right to terminate this AGREEMENT if and to the extent such failure or delay is due to any of the following causes beyond the reasonable control of the other party (a) acts of God; (b) unusually severe weather, fire or explosion; (c) war, invasion, riot or other civil unrest; (d) governmental laws, orders, restrictions, actions, embargoes or blockades; (e) action by any REGULATORY AUTHORITY (unrelated to NASTECH's performance hereunder); (f) national or regional emergency; (g) strikes, lockouts, labor trouble or other industrial disturbances; (h) shortage of adequate fuel, power, MATERIALS or transportation facilities; or (i) any other event which is beyond the reasonable control of the affected party; provided that the party affected shall promptly notify the other of the Force Majeure condition and shall exert all reasonable efforts to eliminate, cure or overcome any such causes and to resume performance of its obligations as soon as reasonably possible.

      (b) During the duration of any Force Majeure, NASTECH shall allocate MATERIALS and/or resources required for the MANUFACTURE of PRODUCT in the manner set forth in Section 2.2(b).

      (c) The requirements that all reasonable efforts be made to eliminate, cure or overcome a Force Majeure condition shall not require the settlement of strikes or labor controversies by acceding to the demands of the opposing party or parties.

13.5  Insurance.

      NASTECH agrees to maintain, during the TERM and for [***] thereafter, at its own expense, commercial general liability insurance, including blanket contractual liability, products liability and products completed operations coverages, with a minimum limitation of U.S.$ [***] per occurrence and U.S.$ [***] annual aggregate upon execution of this AGREEMENT. NASTECH shall submit to MERCK, from an insurer with an A.M. Best rating of A- or better or otherwise acceptable to MERCK, a certificate

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DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN
ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

      of insurance evidencing that the required insurance is in force and effect. Such certificate shall provide that not less than thirty (30) days' advance notice, in writing, shall be given to MERCK of any cancellation, termination or material alteration of such insurance coverages. Such insurance shall name MERCK as an additional insured.

13.6 Patents Indemnity. NASTECH represents and warrants that neither the PRODUCT nor its method of MANUFACTURE infringes any letters patent, and agrees to indemnify MERCK against any costs, expenses, fees or damages (including reasonable attorney's fees) incurred by MERCK in connection with any claim against MERCK alleging such infringement.

13.7 Headings. The Article and Section headings in this AGREEMENT are solely for the convenience and reference of the parties hereto and are not intended to be descriptive of the entire contents of, or to affect, any of the terms or provisions hereof or their interpretation.

13.8 No Agency. Nothing contained herein shall be deemed to establish or otherwise create a relationship of principal and agent between NASTECH and MERCK, or MERCK and NASTECH, it being understood that each of NASTECH and MERCK is an independent contractor who cannot and shall not be deemed an agent of the other or its AFFILIATES for any purpose whatsoever. Neither NASTECH nor any of its agents or employees shall have any right or authority to assume or create any obligation of any kind, whether express or implied, on behalf of MERCK or its AFFILIATES or have any authority to bind MERCK or its AFFILIATES in any way without the prior written approval of MERCK. Neither MERCK nor any of its agents or employees shall have any right or authority to assume or create any obligation of any kind, whether express or implied, on behalf of NASTECH or its AFFILIATES or have any authority to bind NASTECH or its AFFILIATES in any way without the prior written approval of NASTECH.

13.9 Notice. Any notice or request required or permitted to be given in connection with this AGREEMENT shall be deemed to have been sufficiently given if personally delivered, sent by pre-paid registered or certified airmail, or by facsimile with electromechanical confirmation of delivery, to the intended recipient at its address set forth above or to such other business address as may have been furnished in writing by the intended recipient to the sender. The date of mailing, facsimile transmission, or personal delivery shall be deemed to be the date on which such notice has been given. Any required notice shall be given in English.

      Notice to NASTECH shall be addressed to:

      Nastech Pharmaceutical Company Inc.
      3450 Monte Villa Parkway
      Bothell, WA 98021
      Attention: Office of the Chief Executive Officer and President Facsimile No.: [***]

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DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN
ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

       With a copy to:

       Nastech Pharmaceutical Company Inc.
       3450 Monte Villa Parkway
       Bothell, WA 98021
       Attention:  Office of Operations
       Facsimile No.: (425) 908-3650

       Notice to MERCK shall be addressed to:

       Merck & Co., Inc.
       Two Merck Drive
       Whitehouse Station, New Jersey 08889-0100 U.S.A.
       Attention: [***]
       Facsimile: [***]

       with a copy to:

       Merck & Co., Inc.
       One Merck Drive
       Whitehouse Station, New Jersey 08889-0100 U.S.A.
       Attention: [***]
       Facsimile: [***]

       Either party may change its address by giving written notice to the other party.

13.10 Prevailing Language. The AGREEMENT shall be prepared and executed in English and if translated into a language other than English for any purpose, the English version shall in all events prevail and be paramount in the event of any differences, questions or disputes concerning the meaning, form, validity, or interpretation of this AGREEMENT.

13.11 Severability. In the event any one or more of the provisions contained in this AGREEMENT should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, unless the absence of the invalidated provision(s) adversely affect the substantive rights of the parties. The parties shall in such an instance use their best efforts to replace the invalid, illegal or unenforceable provision(s) with valid, legal and enforceable provision(s) which, insofar as practical, implement the purposes of this AGREEMENT.

13.12 Modification and Waiver. No amendment, modification or alteration of the terms of this AGREEMENT shall be binding unless the same shall be in writing and duly executed by the parties hereto, except that any of the terms or provisions of this AGREEMENT may be waived in writing at any time by the party which is entitled to the benefits of such waived terms or provisions. No waiver of any of the provisions of this AGREEMENT shall be deemed to or shall constitute a waiver of any other provision hereof (whether or

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DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN
ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

       not similar). No delay on the part of any party exercising any right, power or privilege hereunder shall operate as a waiver thereof.

13.13 Counterparts. This AGREEMENT may be executed in one or more counterparts, each of which shall for all purposes be deemed an original and all of which shall constitute one and the same agreement.

13.14 Waiver of Rule of Construction. Each party has had the opportunity to consult with counsel in connection with the review, drafting and negotiation of this AGREEMENT. Accordingly, the rule of construction that any ambiguity in this AGREEMENT shall be construed against the drafting party shall not apply.

13.15 Successors and Assigns. The terms and conditions of this AGREEMENT shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and permitted assigns.

13.16 Audit Rights. NASTECH's records, which shall include, but not be limited to, accounting records, time sheets, written policies and procedures, test results, reports, correspondence, memoranda and any other documentation relating to the performance of this AGREEMENT, shall be open to inspection and subject to audit and/or reproduction, during normal working hours, by MERCK or its authorized representative to the extent necessary to adequately evaluate claims submitted by NASTECH (including NASTECH's calculation of the SUPPLY PRICE), required by governmental authorities or desirable for any other valid business purpose. NASTECH shall preserve such records for a period of [***] after the end of the TERM or for such longer period as may be required by law. For the purpose of such audits, inspections, examinations and evaluations, MERCK or its authorized representative shall have access to such records beginning on the EFFECTIVE DATE and continuing until [***]. In addition, NASTECH shall provide adequate and appropriate workspace for MERCK or its authorized representatives to conduct such audit. MERCK or its authorized representative shall give NASTECH reasonable advanced notice of an intent to audit.

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DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN
ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

IN WITNESS WHEREOF, the parties have caused this AGREEMENT to be executed by their duly authorized representatives as of the date first above written.

NASTECH PHARMACEUTICAL COMPANY INC.           MERCK & CO., INC.

By:    /s/ Steven C. Quay                     By:    /s/ Raymond V. Gilmartin
       -------------------------------------         --------------------------
Name:  Steven C. Quay                         Name:  Raymond V. Gilmartin
Title: Chief Executive Officer and President  Title: Chairman, President and CEO

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DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN
ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                                  SCHEDULE 1.11

                                      [***]

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DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN
ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]


                                 SCHEDULE 1.26

                                 SPECIFICATIONS

                                      [***]
[***]

II.   PRIMARY PACKAGING

To be mutually agreed upon by the parties and attached hereto as soon as it is available.

III.  SECONDARY PACKAGING AND LABELING

   To be provided by MERCK as soon as it is available.